UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 20, 2004

                                 7-Eleven, Inc.
             (Exact name of registrant as specified in its charter)

            Texas                        0-16626                  75-1085131
State or other jurisdiction of         Commission                IRS Employer
        incorporation                 File Number             Identification No.

                            2711 North Haskell Avenue
                            Dallas, Texas 75204-2906
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (214) 828-7011

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            99.1  Press Release dated April 20, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

      On April 20, 2004, 7-Eleven, Inc. (the "Company") issued an earnings release announcing its financial results for the first quarter ended March 31, 2004. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

      The release includes references to "core earnings," which is a non-GAAP financial measure. The Company believes that core earnings, which exclude non-operating items, are more indicative of the Company's operating performance than net earnings. With regard to the Company's results for the first quarter ended March 31, 2004, the earnings release includes a table that reconciles core earnings to net earnings, which the Company believes to be the most directly comparable GAAP financial measure.

      The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               7-ELEVEN, INC.

Date: April 22, 2004           /s/ Edward W. Moneypenny
                               -------------------------------------------------
                               Edward W. Moneypenny
                               Senior Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit No.           Description
        99.1                  Earnings Release dated April 20, 2004